FORM 8-K
                                 Current Report
                                  ------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported):

                                December 3, 2001


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-7211

                                  Massachusetts
                            (State of incorporation)

                                   04-2068530
                     (I.R.S. Employer Identification Number)

              65 Grove Street, Watertown, Massachusetts 02472-2882
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 926-2500

Item 5.    Other Events
-------    ------------

On December 3, 2001, Ionics, Incorporated (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

           (c)  Exhibits
                --------

                Exhibit No.        Exhibit
                -----------        -------

                   99.1 Press Release of Ionics, Incorporated dated December 3, 2001








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


                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     December 3, 2001              IONICS, INCORPORATED

                                         By: /s/Stephen Korn
                                             ---------------------------
                                                Stephen Korn
                                                Vice President and
                                                General Counsel








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


                                  EXHIBIT INDEX
                                  -------------



Exhibit Number              Description                            Page Number
--------------              -----------                            -----------

99.1              Press Release of Ionics, Incorporated                 5
                  dated December 3, 2001












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


                                  EXHIBIT 99.1
                                  ------------


              IONICS AGREES TO SELL AQUA COOL(R) PURE BOTTLED WATER
                      BUSINESS TO PERRIER FOR $220 MILLION

WATERTOWN, Mass., December 3, 2001 . . . Ionics, Incorporated (NYSE-ION) announced today that it had entered into agreements with affiliates of Perrier-Vittel S.A., a subsidiary of Nestle S.A., to sell its Aqua Cool Pure Bottled Water operations in the United States, the United Kingdom and France for $220 million, subject to certain adjustments. The closing of the transaction, which is expected to occur near year-end, is conditioned among other things upon the expiration of the 30-day waiting period following notification under the Hart-Scott-Rodino Act.

Commenting on the forthcoming transaction, Arthur L. Goldstein, Chairman and Chief Executive Officer of Ionics, stated "Ionics is selling its Aqua Cool Pure Bottled Water business, which is currently generating revenues of over $70 million per year, primarily to enable greater corporate focus on its activities in water desalination, water reuse, surface water purification, ultrapure water and water quality instrumentation. These growing businesses, in which Ionics is a world leader, are based on Ionics' core technologies in membrane-based water treatment and are expected to require substantial resources and capital commitments in the future. The sale to the Perrier Group will enable us to direct resources to the growing worldwide "build, own and operate" market for water and wastewater systems, to decrease corporate debt and to pursue new opportunities for growth within the areas of our core competence. We are very pleased and confident that the Aqua Cool customer base in 33 locations in the United States, the United Kingdom and France will continue to be well-served by Perrier-Vittel. We believe this transaction will be in the best interests of the Company and its shareholders."

Ionics is a global separations technology company involved in the manufacture and sale of membranes, equipment and own and operate services for the purification, disinfection, concentration, treatment and analysis of water, wastewater and ultrapure water. Over a period of more than 50 years Ionics has built more desalination plants than any company in the world. Ionics has been a pioneer in purified water with its worldwide five-gallon brand, Aqua Cool(R) Pure Bottled Water.

Safe-harbor statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements. Important factors, including overall economic conditions, demand for Company products, raw material availability, availability of manufacturing capacity, technological and product development risks, competitors' actions, and other factors described in the Company's filings with the Securities and Exchange Commission could cause actual results to differ materially.

                                    # # # # #


For more information, contact:

Francine S. Bernitz, Vice President     Theodore G. Papastavros, Vice President
Marketing and Corporate Communications  Strategic Planning
Ionics, Incorporated                    Ionics, Incorporated
Tel: (617) 926-2510 ext. 312            Tel: (617) 926-2510 ext. 221
fbernitz@ionics.com                     tpapastavros@ionics.com


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